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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                           Reported): June 21, 2001


              INDYMAC ABS, INC., (as depositor under the Pooling
          and Servicing Agreement, dated as of June 1, 2001 providing for the issuance of the INDYMAC ABS, INC., Home Equity
            Mortgage Loan Asset-Backed Trust, Series SPMD 2001-B).

                               INDYMAC ABS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                   333-47158             95-4685267
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
      of Incorporation)             File Number)       Identification No.)


     155 North Lake Avenue
     Pasadena, California                                      91101
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     (Address of Principal                                   (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Additional Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or after, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-B.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 2001-B, Banc of America Securities LLC ("Banc of America"), as one of the underwriters of the Offered Certificates, has prepared certain additional materials (the "Banc of America additional Computational Materials") for distribution to their potential investors. Although the Company provided Banc of America with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Banc of America additional Computational.

     For purposes of this Form 8-K, "Additional Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; sensitivity analysis; stress analysis; or similar information (tabular or otherwise) of a statistical, mathematical, tabular, or computational nature. The Banc of America Additional Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated June 26, 2001.


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    *  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-B.

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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1 Banc of America Additional Computational Materials filed on Form SE dated June 26, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDYMAC ABS, INC.



                                   By:  /s/ Blair Abernathy
                                        ----------------------------
                                        Blair Abernathy
                                        Vice President

Dated: June 26, 2001

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Exhibit Index
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Exhibit                                                                Page
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99.1                    Banc of America Additional Computational
                        Materials filed on Form SE dated
                        June 26, 2001.